--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): NOVEMBER 15, 1996

                     LEHMAN HOME EQUITY LOAN TRUST 1996-1
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          NEW YORK                     333-01451                 36-7142775
----------------------------       ----------------         -------------------
(State or Other Jurisdiction       (Commission File         (I.R.S. Employer
 of Incorporation)                 Number)                  Identification No.)

C/O THE FIRST NATIONAL BANK OF CHICAGO.
---------------------------------------
CORPORATE TRUST SERVICES DIVISION - 9TH FLOOR
---------------------------------------------
1 N. STATE STREET, CHICAGO IL                                       60670-0126
-----------------------------                                       ----------
(Address of Principal Executive Offices)                            (Zip Code)



Registrant's telephone number, including area code:               312/407-1902
                                                                  ------------

Item 5.   Other Events

          On behalf of Lehman Home Equity Loan Trust 1996-1, a Trust created pursuant to the Pooling Agreement, dated December 29, 1995, by The
          First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated
          November 15, 1996. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's
          Investor Certificates, Due February 15, 2027.

          A.  Monthly Report Information:
              Aggregate distribution information for the current distribution date November 15, 1996.
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

                     Principal         Interest         Ending Balance
                     ---------         --------         --------------
          Cede & Co. $1,352,151.57     $645,656.88      $1,997,808.45

          B. No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

          C.  Have any deficiencies occurred?  NO.
                     Date:
                     Amount:

          D. Were any amounts paid or are any amounts payable under the Financial Guaranty Insurance Policy? NO
                     Amount:

          E. Are there any developments with respect to the Financial Guaranty Insurance Policy? NONE.

          F.  Item 1:  Legal Proceedings:  NONE

          G.  Item 2:  Changes in Securities:  NONE

          H.  Item 4:  Submission of Matters to a Vote of Security Holders: NONE

          I. Item 5: Other Information - Items 1, 2, 4, 5 if applicable: NOT APPLICABLE

Item 7.  Monthly Statements and Exhibits

         Exhibit No.

         1.   Monthly Statement to Certificateholders dated November 15, 1996

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         LEHMAN HOME EQUITY LOAN TRUST 1996-1


                                             /s/ Barbara Grosse
                                         By  _________________________________
                                             Name:     Barbara Grosse
                                             Title:    Assistant Vice President


Dated: November 15, 1996

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
====================================================================================================================================
LEHMAN ABS CORPORATION                                                          DATE OF REPORT:   11/11/96        PAGE 11
Lehman Home Equity Loan Trust - Series 1996-1                                   Time of Report:    2:25 PM
P & S Agreement Date:                                   January 1, 1996
Original Settlement Date:                               February 22, 1996
CUSIP Number of Certificates:                           525180AU9
Original Sale Balance:                                  146,190,000
====================================================================================================================================

Statement to Certificateholders (Page 1 of 2)
--------------------------------------------
                                                                                                10/15/96             11/15/96
Distribution Date:                                                                              --------             --------

   INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

   Investor Certificate Interest Distributed                                                    4.252885             4.416560
   Investor Certificate Interest Shortfall Distributed                                          0.000000             0.000000
   Remaining Unpaid Investor Certificate Interest Shortfall                                     0.000000             0.000000

   Managed Amortization Period ? (Yes=1; No=0)                                                         1                    1
   Investors Certificate Principal Distributed                                                  6.998590             9.249275
    Principal Distribution Amount                                                               6.881552             9.171352
       Maximum Principal Payment                                                               26.325719            27.542651
       Alternative Principal Payment                                                            6.881552             9.171352
       Principal Collections less Additional Balances                                           5.805265             9.171352
    Investor Loss Amount Distributed to Investors                                               0.117038             0.077923
    Accelerated Principal Distribution Amount                                                   0.000000             0.000000
    Credit Enhancement Draw Amount                                                                  0.00                 0.00

   Total Amount Distributed to Certificateholders (P & I)                                      11.251475            13.665835

B. INVESTOR CERTIFICATE PRINCIPAL BALANCE

   Beginning Investor Certificate Balance                                                 134,135,209.73       133,112,085.86
   Ending Investor Certificate Balance                                                    133,112,085.86       131,759,934.28
   Beginning Invested Amount                                                              134,881,080.07       133,857,956.20
   Ending Invested Amount                                                                 133,857,956.20       132,505,804.63
   Investor Certificateholder Floating Allocation Percentage                                    95.1902%             95.0495%
   Pool Factor                                                                                 0.9105417            0.9012924
   Liquidation Loss Amount for Liquidated Loans                                                17,974.33            11,984.90
   Unreimbursed Liquidation Loss Amount                                                             0.00                 0.00

C. POOL INFORMATION

   Beginning Pool Balance                                                                 141,696,425.57       140,829,779.49
   Ending Pool Balance                                                                    140,829,779.49       139,477,034.60
   Servicer Removals form the Trust (Section 2.06)                                                  0.00                 0.00
   Servicing Fee                                                                               59,040.18            58,679.07

D. INVESTOR CERTIFICATE RATE

   Investor Certificate Rate                                                                   5.753910%            5.632810%
   LIBOR Rate                                                                                  5.503910%            5.382810%
   Maximum Rate                                                                                9.577911%            9.574483%

E. DELINQUENCY & REO STATUS

   Delinquent 30-59 days
     No. of Accounts                                                                                  18                   29
     Trust Balances                                                                           668,033.78           839,611.86
   Delinquent 60-89 days
     No. of Accounts                                                                                   9                    5
     Trust Balances                                                                           314,202.30           275,302.20
   Delinquent 90+ days
     No. of Accounts                                                                                   6                    8
     Trust Balances                                                                           532,608.03           294,676.60
   Delinquent 9+ Months
     No. of Accounts                                                                                   3                    5
     Trust Balances                                                                              339,798              675,098
   REO
     No. of Accounts                                                                                   0                    1
     Trust Balances                                                                                 0.00            59,269.38
====================================================================================================================================
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


====================================================================================================================================
LEHMAN ABS CORPORATION                                                          DATE OF REPORT:   11/11/96        PAGE 12
Lehman Home Equity Loan Trust - Series 1996-1                                   Time of Report:    2:25 PM
P & S Agreement Date:                                   January 1, 1996
Original Settlement Date:                               February 22, 1996
CUSIP Number of Certificates:                           525180AU9
Original Sale Balance:                                  146,190,000
====================================================================================================================================

Statement to Certificateholders (Page 2 of 2)
--------------------------------------------
                                                                                                10/15/96             11/15/96
Distribution Date:                                                                              --------             --------







  IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed this 11th day of November, 1996


     Countrywide Home Loans Formerly Known as Countrywide Funding Corporation as Servicer

    /s/ Sam Ilagan
    -----------------------------------------
    Sam Ilagan
    Vice-President


















  Distribution List:
  ------------------

     Frank Skibo - FSA                                              Lupe Montero - Countrywide Home Loans
     Barbara Grosse - First National Bank of Chicago                Richard Marron - Countrywide Home Loans
     Brad Andres - Lehman Brothers                                  Dave Walker - Countrywide Home Loans
     Paul Marsilio - Lehman Brothers
     Julie Uhlig - Moody's Investors Service
     Gail Brennan - Standard & Poor's Corp.

====================================================================================================================================
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